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                                PLEDGE AGREEMENT

                  AGREEMENT entered into and effective this 25th day of September, 1998, by Sam B. Humphries (the "Pledgor") and in favor of WPAMS Acquisition Corp., a Delaware corporation (the "Company").

                                    RECITALS:

         A. Pledgor has issued a promissory note of even date herewith (the "Note") payable to the order of the Company in the original principal amount of Two Hundred and Eight Thousand, Two Hundred Fifty Dollars ($208,250) to borrow cash to repay a promissory note dated September 1, 1995 payable to the order of Optical Sensors Incorporated, a Delaware corporation ("OSI"), in the original principal amount of $245,000.

         B. To secure the payment of the Note, the Company requires that the Pledgor grant it a security interest in certain shares of common stock of OSI in accordance with this Pledge Agreement, and the Pledgor agrees to grant the Company such a security interest.

                                    AGREEMENT

                  For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby agrees as follows:

I.   TERMS OF THE PLEDGE.

     A.   The Pledge.

          Pledgor does hereby pledge and grant to the Company a security interest in all of the following described property (the "Collateral"):

          1. 105,062 shares of common stock of 051 owned by the Pledgor on the date hereof, subject to adjustment as provided in Section I.A.3. (as so adjusted, the "Pledged Shares").

          2. The proceeds of any dividend or other distribution attributable to the Pledged Shares (payable other than in cash) or any shares of stock or securities of 051 or of another corporation payable with respect to the Pledged Shares in connection with any change in the corporate structure or shares of OSI pursuant to any merger or recapitalization or otherwise.

          3. The number of Pledged Shares shall be adjusted on June 30 and December 31 of each year (the "Determination Date") so that, on each Determination Date during the term of this Agreement, the Fair Market Value, as defined below, of Pledged Shares is not more than 100% of the principal amount of the Note outstanding on such Determination Date. For purposes of this Agreement, the term Fair Market Value shall have the meaning set forth in the Company's 1998 Equity Incentive Plan. If the Fair Market Value of the Pledged Shares on a Determination Date is more than 100% of the






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                    principal amount of the Note outstanding on such
                    Determination Date, a number of Pledged Shares shall be released from this Pledge Agreement and delivered to the Pledgor such that the Fair Market Value of the Pledged Shares is equal to 100% of the principal amount of the Note on such Determination Date. If the Fair Market Value of the Pledged Shares on a Determination Date is less than 100% of the principal amount of the Note outstanding on such Determination Date, the Pledgor shall deliver to the Company an additional number of the shares that were previously released from this Pledge Agreement (to the extent such shares are then owned by the Pledgor and which shall again become Pledged Shares) such that the Fair Market Value of the Pledged Shares is equal to 100% of the principal amount of the Note outstanding on such Determination Date.

          B.   Delivery of Collateral.

               The Company hereby acknowledges receipt of the certificate evidencing the Collateral together with a stock assignment therefor duly endorsed. Pledgor agrees to deliver promptly to the Company, in the exact form received, all securities and other property which come into the possession, custody or control of Pledgor which would be included within the definition of Collateral in Section I.A. above.

          C.   Actions Prior to an Event of Default.

               Until the occurrence of an Event of Default (as defined in Section III.A. below) the Pledgor shall have the sole right (a) to vote the securities constituting the Collateral and to give consents, waivers and ratifications in respect thereof, provided that no vote shall be cast, or consent, waiver or ratification given or action taken that would violate or not comply with any of the terms and provisions of this Pledge Agreement; and (b) to receive any and all cash dividends declared and paid on the securities constituting the Collateral that are not otherwise in violation of any of the terms and provisions of this Pledge Agreement.

          D.   Termination of Security and Return of Collateral.

               Upon such date as the entire principal sum and all accrued interest on the Note shall have been paid in full, (i) all of the Collateral shall automatically, and without any further action of the parties hereto, be released from the security interest of the Company created by this Pledge Agreement and (ii) the Company shall deliver the certificate or certificates representing the Collateral to the Pledgor.




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II.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGOR.

          A.   Power and Authority to Pledge.

               Pledgor has full power and authority to execute and deliver this Pledge Agreement and to perform his obligations hereunder.

          B.   Enforceability.

               This Pledge Agreement is the valid and binding obligation of Pledgor, enforceable against Pledgor according to its terms, subject to applicable bankruptcy, insolvency, moratorium and other laws affecting creditors rights and remedies and the judicial limitations on the right to specific performance. Upon delivery of the Pledged Shares to the Company, this Pledge Agreement shall create a valid first lien upon, and perfected security interest in, the Pledged Shares.

          C.   Title to Collateral.

               Pledgor warrants and represents to the Company that it holds title to the Collateral free and clear of any liens, encumbrances, security interests and restrictions on transfer and assignment thereof, except for the security interest created by this Pledge Agreement, and as required by federal and state securities laws.

          D.   Taxes.

               Pledgor will promptly pay, when due, all taxes and other governmental charges levied or assessed upon or against the Collateral.

          E.   Preservation of Rights on Collateral.

               Pledgor will take any action necessary to preserve redemption, conversion, warrant, preemptive or other rights (and be aware of the dates limiting the exercise of such rights) concerning the Collateral.

          F.   Maintenance of Security Interest.

               The Pledgor will pay all expenses and, upon request, do and enact all things deemed necessary or appropriate by the Company from time to time to establish, determine priority of, perfect, continue perfection, terminate and enforce the Company's interest in the Collateral and the Company's rights under this Pledge Agreement.

          G.   Actions on Behalf of the Pledgor.

               If the Pledgor fails at any time to comply with the requirements of this Article II, or to do any other acts or things which the Pledgor is required to do under this Pledge Agreement, the Company shall have the right to do such acts and things, or any of them, at the Company's option (and the Pledgor appoints the Company



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               as the Pledgor's attorney and agent with the right, but not the duty, to do any such acts or things). If the Company does any such acts or things, the Pledgor shall, on demand by the Company, pay to the Company the amount of all costs and expenses incurred or to be the rate specified in the Note from the date the same were paid or incurred by the Company, and shall indemnify and save harmless the Company from and against any other liability or damage which it may incur in good faith and without gross negligence, in the exercise and performance of any such acts or things.

III. EVENTS OF DEFAULT AND REMEDIES.

          A.   Events of Default.

               The occurrence of one or more of the following shall constitute an "Event of Default" hereunder:

               1. The Pledgor defaults in the performance or observance of any of the terms or covenants in this Pledge Agreement;

               2. Any representation or warranty made by the Pledgor in this Pledge Agreement is untrue in any material respect;

               3. The Pledgor defaults in the payment of any amounts due under the Note; or

               4. The Pledgor shall become a bankrupt or insolvent, or admit in writing inability to pay debts as they mature, or make an assignment for the benefit of creditors; the Pledgor shall apply for or consent to the appointment of any receiver, trustee or similar officer for him or for all or any substantial part of his property; such receiver, trustee or similar officer shall be appointed without the application or consent of the Pledgor and such appointment shall continue undischarged for a period of 30 days; the Pledgor shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, adjustment of debt or similar proceeding under the laws of any jurisdiction; any such proceeding shall be instituted (by petition, application or otherwise) against the Pledgor and shall remain undismissed for a period of 30 days; or any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of the Pledgor, and such judgment, writ or similar process shall not be released, vacated or fully bonded within 30 days after its issue or levy.

          B.   Company's Right to Sell Collateral.

               Upon the occurrence of an Event of Default, the Collateral shall be forfeited by the Pledgor to the Company unless the Company, in its sole discretion, permits the Pledgor to continue to make payments under the Note and to retain his rights and interest in the Collateral under this Pledge Agreement. The Company shall be




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                    entitled to sell the Collateral upon 10 business days'
                    written notice to Pledgor, at public auction or private sale. Thereafter, the Collateral shall be held by the Company for its own account and the Company may cause the Collateral to be registered in its name and may vote the Collateral (whether or not transferred or registered in the name of the Company) and give all consents, waivers and ratifications in respect thereof, and may receive all dividends, interest and other distributions thereon. The Company may limit sales to purchasers who are acquiring for investment and not with any view to distribution and may condition any sale or sales upon restriction against future transfers to the extent that the Company or counsel for the Company shall deem necessary to protect the Company from any liability under the Securities Act of 1933, the Securities Exchange Act of 1934, state securities laws, and any like or similar laws now or hereafter in effect.

               C.   Power of Attorney.

                    For the purposes of this Article III, the Pledgor constitutes and appoints the Company as the Pledgor's true and lawful attorney and agent, on behalf of and in the name, place and stead of the Pledgor, with the right, but not the duty, to endorse the Pledgor's name on all applications, documents, papers and instruments necessary for the Company to sell, assign, transfer, pledge, encumber or otherwise transfer title in the Collateral or dispose of the Collateral to any third party. The Pledgor hereby grants to the Company, as such attorney and agent, full power and authority to do, take and perform all and every act and thing whatsoever required, proper or necessary to be done, in the exercise of the rights and powers granted above, as fully to all intents and purposes as the Pledgor might or could do if personally present, ratifying all that such attorney and agent shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the life of this Pledge Agreement, and until the Note is fully paid or satisfied or the collateral is forfeited to the Company.

               D.   Waiver of Redemption; No Liability for Value Decline.

                    Any and all sale(s) of Collateral held by the Company pursuant to Section III.B. above shall be free from any right of redemption, which is hereby expressly waived by Pledgor. In addition, the Company shall have no liability for any increase or decrease in the value of any of the Collateral at any time.

               E.   Rights Cumulative.

                    All rights and remedies of the Company hereunder are in addition to rights and remedies afforded the Company under the Note, any other document or under law. All remedies are cumulative any may be exercised by the Company concurrently or consecutively. No failure or omission of the Company to exercise any such right or remedy shall constitute a waiver thereof.


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IV.  MISCELLANEOUS.

               A.   Agreement Binding.

                    This Pledge Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Pledgor and the Company.

               B.   Severability.

                    In the event that one or more provisions of this Pledge Agreement should be declared to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions herein shall not in any way be affected or impaired thereby.

               C.   Survival of Representations.

                    All representations and warranties made herein are, and shall continue to be, true and correct in all material respects until the Note is paid in full.

               D.   Notices.

                    All notices and other communications required or permitted to be given hereunder shall be given and become effective when deposited in the U. S. Mail, postage prepaid, return receipt requested, addressed to the parties at the Company's offices in Minnetonka, Minnesota, or such other address as the parties may designate from time to time.

               E.   Governing Law.

                    This Pledge Agreement shall be construed, interpreted and governed according to the laws of the State of Minnesota.

               F.   Nature of Obligations.

                    The obligations of the Pledgor under this Pledge Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated, lessened or otherwise affected by, any circumstance or occurrence whatsoever, whether or not the Pledgor shall have notice or knowledge, including, without limitation, (a) any renewal, extension, substitution, amendment or modification of or addition or supplement to or deletion from the Note, this Pledge Agreement or an assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Note, this Pledge Agreement, or any exercise or nonexercise of any right, remedy, power or privilege under or in respect of the Note or this Pledge Agreement, (c) any furnishing of any additional collateral or security to the Company or its assignee or any acceptance thereof or any release of any collateral or security in whole or in part by the Company or its assignee under this Pledge Agreement or otherwise, (d) any limitation on any party's




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                    liability or obligations under the Note or under this Pledge
                    Agreement or any invalidity or unenforceability, in whole or in part, or any such instrument or any term thereof, or (e) any bankruptcy insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Pledgor, or any action taken with respect to this Pledge Agreement or the Note by any trustee or receiver, or by any court, in any such proceeding.

                    IN WITNESS WHEREOF, Pledgor has executed this Pledge Agreement as of the day and year first above written.

                                                 Pledgor:


                                                 /s/ Sam B. Humphries
                                                 ---------------------------
                                                 Sam B. Humphries



Accepted:

WPAMS ACQUISITION CORP.

By: /s/ Elizabeth Weatherman
   -----------------------------------------
   Name:  Elizabeth Weatherman
   Title: Director and Benefits Committee
          Member

















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